UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2024

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-92000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 30, 2024, the Board, including all of the Independent Trustees, approved Amendment No. 2 (the “Administration Agreement Amendment”) to the Administration Agreement, dated as of March 31, 2022 (the “Administration Agreement”), by and between the Fund and Churchill BDC Administration LLC (f/k/a Nuveen Churchill Administration LLC), the Fund’s administrator (the “Administrator”). The Fund and the Administrator entered into the Administration Agreement Amendment as a result of comments issued by a state securities regulator from in connection with its “blue sky” review of the Fund’s offering. The Administration Agreement Amendment (i) clarifies that certain expenses of the Administrator that are not allocable to the Fund are not reimbursable by the Fund to the Administrator and (ii) provides that the Administrator will not be entitled to indemnification for any loss or liability to the Fund or its shareholders unless certain conditions set forth in the NASAA Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”) are satisfied, including that the loss or liability was not the result of negligence or misconduct.

The foregoing description is only a summary of the material provisions of the Administration Agreement Amendment and is qualified in its entirety by reference to a copy of the Administration Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On October 30, 2024, the Board approved an amendment and restatement of the Fund’s Fifth Amended and Restated Declaration of Trust (the “Sixth Amended and Restated Declaration of Trust”). The Fund adopted the Sixth Amended and Restated Declaration of Trust as a result of comments issued by a state securities regulator in connection with its “blue sky” review of the Fund’s offering. Consistent with the Administration Agreement Amendment, the Sixth Amended and Restated Declaration of Trust clarifies that certain expenses of the Administrator that are not allocable to the Fund are not reimbursable by the Fund in order to conform with the Omnibus Guidelines. The Sixth Amended and Restated Declaration of Trust became effective immediately.

The foregoing description is only a summary of the material provisions of the Sixth Amended and Restated Declaration of Trust and is qualified in its entirety by reference to a copy of the Sixth Amended and Restated Declaration of Trust, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Sixth Amended and Restated Declaration of Trust of Nuveen Churchill Private Capital Income Fund.
10.1	Amendment No. 2, dated as of October 30, 2024, to the Administration Agreement between Nuveen Churchill Private Capital Income Fund and Churchill BDC Administration LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: November 5, 2024	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President